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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT:  June 20, 1995
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                           ROTECH MEDICAL CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)





                   Florida                             59-2115892
                   -------                             ----------
          (State or jurisdiction of                 (I.R.S. Employer
        incorporation or organization)             Identification No.)


          4506 L.B. McLeod Road, Suite F, Orlando, Florida      32811
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         (Address of principal executive offices)          (Zip Code)

      Registrant's telephone number, including area code:  (407) 841-2115
      ---------------------------------------------------  --------------

         Not Applicable
         --------------
         (former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
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On June 5, 1995, RoTech Medical Corporation (the Registrant) through its wholly-
owned subsidiary, Distinct Home Health Care, Inc., completed its acquisition of substantially all of the net assets of Marshall-Bell, Limited, a Texas general partnership, (hereinafter referred to as "Marshall-Bell" or "Seller") for $11.3 million cash and 146,940 shares of its restricted common stock, valued at $2.8 million. Marshall-Bell provides home health care products and services through its locations in Texas, Louisiana, Mississippi and Arkansas. The Registrant intends to continue the business as acquired.

The Seller had no material relationship with the Registrant prior to the acquisition. The purchase price was paid from available cash on hand resulting from the May 1995 secondary public offering in which the Registrant raised approximately $50 million. The price was based on comparable purchases in the home health care industry, type and timing of consideration to be paid and arms-length negotiations between the two parties.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) 1.  Financial statements of business acquired.

It is impracticable at this time to provide the required financial statements of Marshall-Bell. Audited financial statements of Marshall-Bell for the year ended December 31, 1994 and unaudited financial statements for the four months ended April 30, 1995 will be filed, under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the filing of this report.

(b) 1.  Pro forma financial information.

Pro forma financial information relating to the acquisition of Marshall-Bell will be filed, under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the filing of this report.

(c).  Exhibits.

          2.1 Agreement for the Sale of Partnership Interest between the Registrant and The Marshall Family Charitable Remainder Trust, Agreement for the Sale of Partnership Interest between the Registrant and Sheila A. Bell, Agreement for the Sale of Partnership Interest between the Registrant and Marshall-Bell, Limited and the Agreement for the Sale of Partnership Interest between the Registrant and Thomas D. Marshall (collectively referred to as "Agreements") will be filed under Form 8-K/A as soon as the documents are fully executed.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RoTech Medical Corporation,
                                              a Florida Corporation


Dated:  June 20, 1995                         By: /s/ Rebecca R. Irish
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                                                  Rebecca R. Irish, Treasurer
                                                  and Chief Financial Officer